SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 8, 1999
                                ----------------

                             THE NETPLEX GROUP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                New York            001-11784          11-2824578
                --------            ---------          ----------
           (State or other         (Commission       (IRS Employer
           jurisdiction of         File Number)     Identification No.)
           incorporation)

           1800 Robert Fulton Drive, Suite 250, Reston, VA 20191-9992
           ----------------------------------------------------------
               (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code: (703) 716-4777
                                                   -----------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      The Company has engaged the firm of Grant Thornton, LLP, Vienna, Virginia to act as the Company's independent accountants. The Company will authorize its former accountants to respond fully to any inquiries of Grant Thronton, LLP. The engagement of Grant Thornton, LLP has been approved by the Company's Audit Committee and Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 9, 1999
                             THE NETPLEX GROUP, INC.


                             By: /s/ GENE ZAINO
                                -----------------------------------
                                     Gene Zaino
                                     Chairman, President and C.E.O.